SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             BIO-AQUA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                  Florida                                65-026223
                  -------                                ---------
(State of incorporation or organization)   (I.R.S. employer identification no.)

1900 Glades Road, Suite 351, Boca Raton, Florida                    33431
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         (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered
         -------------------                 ------------------------------

________________________________            ________________________________

________________________________            ________________________________

________________________________            ________________________________


Securities to be registered pursuant to Section 12(g) of the Act:

                     Class A Common Stock, par value $.0001
                     --------------------------------------
                                (Title of Class)


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ITEM 1.           Description of Registrant's Securities to be Registered.

                  The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form SB-2 (File No. 333-81829) as filed with the Commission on October 19, 1999, as amended.

ITEM 2.           Exhibits.

                  1.       Articles of Incorporation of the Registrant. [3.1] *

                  2. Articles of Amendment to the Articles of Incorporation of the Registrant. [3.1(a)]**

                  3.       By-Laws of the Registrant. [3.2] *

                  4. Form of Class A Common Stock Certificate, par value $.0001. [4.3] **





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         *        Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (File No. 333-81829) as filed with the Securities and Exchange Commission on June 29, 1999.

         ** Filed as an exhibit to the Registrant's Amendment #1 Registration Statement on Form SB-2 (File No. 333-81829) as filed with the Securities and Exchange Commission on August 27, 1999.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            BIO-AQUA SYSTEMS, INC.
                                            (Registrant)


Date:    February 1, 2000                   By:  /s/ Max Rutman
                                            ------------------------------------
                                            Max Rutman, President